UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On August 26, 2002, Calpine Corporation announced it has priced the initial public offering of its newly established Canadian income trust fund.

     On August 26, 2002, Calpine Corporation announced it has completed a $106-million non-recourse project financing for the construction of its 300-megawatt Blue Spruce Energy Center. Calpine will sell the full output of the natural gas-fired peaking facility to Public Service Co. of Colorado under the terms of a ten-year tolling agreement.

     On August 27, 2002, Calpine Corporation announced that it would begin expensing the cost of all stock options granted on or after January 1, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     99.0 Press release dated August 26, 2002 - Calpine Prices Canadian Power Income Fund

     99.1 Press release dated August 26, 2002 - Calpine Completes Non-Recourse Project Financing for Blue Spruce Energy Center

     99.2 Press release dated August 27, 2002 - Calpine to Expense Future Stock Options



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  August 27, 2002

EXHIBIT 99.0

NEWS RELEASE                                                           CONTACTS:
                       Media Relations, San Jose: Katherine Potter, 408/792-1168
                             Media Relations, Calgary: Rob McManus, 403/750-3330

                           Investor Relations: Rick Barraza, 408/995-5115, X1125


                    CALPINE PRICES CANADIAN POWER INCOME FUND
                         Company Files Final Prospectus

     (CALGARY,  ALBERTA)  August  26,  2002  -  Calpine  Corporation  [NYSE:CPN]
(Calpine), a leading North American power producer, today announced it has priced the initial public offering of its newly established Canadian income trust fund - the Calpine Power Income Fund.

     The Calpine Power Income Fund, with a market valuation of approximately Cdn$520 million, will indirectly own a 70% interest in Calpine Power L.P. through Class A Priority Units, with Calpine owning the remaining interest in the form of Class B Subordinated Units. Calpine Power L.P. holds interests in Calpine's three Canadian power-generating assets, representing a combined power generating capacity of approximately 550 net megawatts.

     Under this initial offering, Calpine Power Income Fund will issue to the public 23 million of the approximately 52 million total Trust Units outstanding for gross proceeds of Cdn$230 million. Calpine will retain the remaining Trust Units for potential future sale. To cover over-allotments, Calpine has granted its underwriters an option to purchase up to 3.45 million Trust Units for a period expiring 30 days following the closing of the offering. The Trust Units were priced at Cdn$10.00 per unit, to initially yield 9.35% per annum.

     A final prospectus was filed with securities commissions in Canada today. The offering is expected to close on August 29, 2002, with the first cash distribution expected to be paid on or about October 20, 2002 to unitholders of record as of September 30, 2002. The Calpine Power Income Fund will make monthly cash distributions to its unitholders.

     Standard & Poor's has assigned its second-highest Canadian stability rating of `SR-2' to the Trust Units, with a stable outlook. The Toronto Stock Exchange has conditionally approved the listing of the Trust Units, subject to the fulfillment of customary conditions. The Trust Units will trade under the symbol CF.UN.

     The Calpine Power Income Fund power-generating assets include the 225-megawatt Island Cogeneration Facility located in British Columbia, near Campbell River and the 300-megawatt combined-cycle Calgary Energy Centre, currently under construction in Calgary, Alberta. The Calpine Power Income Fund also will make a loan to a Calpine subsidiary, which indirectly holds a half-interest in the 50-megawatt Whitby Cogeneration Facility, located in Whitby, Ontario.

     The offering was jointly led by Scotia Capital Inc. and CIBC World Markets Inc. on behalf of a syndicate of underwriters that includes National Bank Financial Inc., TD Securities Inc., Canaccord Capital Corporation, HSBC Securities (Canada) Inc. and Dundee Securities Corporation.

     The securities offered have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This news release shall not constitute an offer to buy these securities in any state of the United States or province of Canada.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns 1.2 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.1

NEWS RELEASE                                                           CONTACTS:
                                   Media Relations: Kent Robertson, 925/479-6635
                           Investor Relations: Rick Barraza, 408/995-5115, x1125


                CALPINE COMPLETES NON-RECOURSE PROJECT FINANCING
                      FOR 300-MW BLUE SPRUCE ENERGY CENTER
                 New Facility to Deliver Long-term Peaking Power
                       to Public Service Co. of Colorado

     (SAN JOSE, CALIF.) August 26, 2002 - Calpine Corporation [NYSE: CPN] today announced it has completed a $106-million non-recourse project financing for the construction of its 300-megawatt Blue Spruce Energy Center. Calpine will sell the full output of the natural gas-fired peaking facility to Public Service Co. of Colorado (Public Service) under the terms of a ten-year tolling agreement.

     A group of banks led by Credit Lyonnaise provided project financing for the $150-million peaking facility, under a six-year, non-recourse construction and term-loan facility.

     "Credit Lyonnaise's financial commitment to Calpine further demonstrates that modern energy centers, like the Blue Spruce Energy Center, will continue to be the workhorses of the power industry," stated Bob Kelly, Calpine CFO. "This competitively priced financing will help ensure Calpine delivers clean, reliable and low-cost electricity to help meet Public Service's peak demand."

     The project, currently under construction, is located in an industrial area east of Denver in Aurora, and will interconnect with Public Service's existing transmission lines, with access to nearby natural gas pipelines serving the region.

     Calpine expects to begin energy deliveries in May 2003 to help Public Service meet its peak summer load and to ensure system reliability. Under the ten-year tolling agreement, Public Service will have dispatch rights for all of the capacity and energy produced by the facility and also will manage the purchase and delivery of fuel used at the facility. Output from the facility will be added directly to Public Service's grid when power is needed the most.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns 1.2 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forwardlooking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms (iv) unscheduled outages of operating plants (v) unseasonable weather patterns that produce reduced demand for power
(vi) systemic economic slowdowns, which can adversely affect consumption of power by businesses and consumers (vii) cost estimates are preliminary and actual costs may be higher than estimated (viii) a competitor's development of lower-cost generating gas-fired power plants (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry (xii) the Company's ability to access the capital markets on attractive term (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms, and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.2

NEWS RELEASE                                             CONTACTS:  408/995-5115
                                        Media Relations:  Bill Highlander, X1244
                                        Investor Relations:  Rick Barraza, X1125


                     CALPINE TO EXPENSE FUTURE STOCK OPTIONS
             First Major IPP to Adopt Preferred Accounting Standard

     (SAN JOSE, CALIF.) August 27, 2002 - Calpine Corporation [NYSE:CPN], the nation's leading independent power company, today announced that it would begin expensing the cost of all stock options granted on or after January 1, 2003. Calpine is the first major U.S. independent power company to elect to expense the cost of all stock option grants.

     "Calpine is committed to maintaining the highest level of integrity in every aspect of our business. We continue to refine and expand upon our disclosure practices to ensure that we present our investors with a clear and concise financial valuation of our company and an in-depth understanding of our business," said Peter Cartwright, Calpine's chairman, chief executive officer and president. "By expensing the cost of options, our financial statements will more clearly reflect Calpine's total compensation expense."

     Beginning January 1, 2003, the company will expense all stock options under the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123). All future Calpine stock options will be expensed over the vesting period of the grants (generally a four-year period) based on the Black-Scholes fair-value at the date the options are granted. Based on current forecasts, the company does not expect that the adoption of SFAS No. 123 will have a material financial impact.

     Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns 1.2 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) estimates are subject to a number of variables that can change in the future, many of which are outside the Company's control, including the trading prices of the Company's common stock and resultant volatility measure, and interest rates and thus may not be representative of the actual impact in future years; and (ii) cost estimates are preliminary and actual costs may be higher than estimated; and (iii) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com (http://www.calpine.com). All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.